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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 16, 2001
                                                   ---------------




                             ABLE LABORATORIES, INC.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                   001-11352                    04-302787
-------------------------         -----------             ---------------------
(State or other jurisdic-         (Commission                (IRS Employer
  tion of incorporation)          File Number)            Identification Number)



          200 HIGHLAND AVENUE, SUITE 301, NEEDHAM, MASSACHUSETTS 02494
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code   (781) 449-4926
                                                     --------------




          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.  OTHER EVENTS.

         Sale of Series Q Convertible Preferred Stock
         --------------------------------------------
         On August 16, 2001, Able Laboratories, Inc., a Delaware corporation (the "Company") announced that it had completed a private placement of a series of its preferred stock resulting in net proceeds to the Company of approximately $6,000,000. The company announced the sale of the preferred stock in a press release, which is attached as an exhibit hereto and incorporated herein by reference.

         Amendment of Description of Capital Stock
         -----------------------------------------
         The Company hereby amends the discussion under the caption "Description of Securities" in its registration statement on Form 8-A under the Securities Exchange Act of 1934, as amended, filed August 19, 1992 and amended through a Current Report on Form 8-K filed March 9, 2001. The "Description of Securities" is set forth as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

              Not applicable.


         (b)  Pro Forma Financial Information.

              Not applicable.


         (c)  Exhibits.

              Exhibit
              Number    Description
              ------    -----------
               4.1      Certificate of Designations, Preferences and Rights of
                        Series Q Convertible Preferred Stock as filed on
                        August 15, 2001.

               4.2      Stock Purchase Agreement dated August 15, 2001.

               4.3      Registration Rights Agreement dated August 15, 2001.

               99.1     Description of Capital Stock.

               99.2     August 16, 2001 Press Release.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DynaGen, Inc.

                                      By:  /s/ Dhananjay G. Wadekar
                                           -------------------------------------
                                           Dhananjay G. Wadekar
                                           President and Chief Operating Officer

Date: August 31, 2001






































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


                                  EXHIBIT INDEX



         Exhibit
         Number    Description
         ------    -----------

           4.1 Certificate of Designations, Preferences and Rights of Series Q Convertible Preferred Stock as filed on August 15, 2001.

           4.2     Stock Purchase Agreement dated August 15, 2001.

           4.3     Registration Rights Agreement dated August 15, 2001.

           99.1    Description of Capital Stock.

           99.2    August 16, 2001 Press Release.




































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